SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2004


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


             Not Applicable           333-113140              85-0098966
    (State or Other Jurisdiction     (Commission            (IRS Employer
           of Incorporation)         File Number)         Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     Reference is made to the press release of Inn of the Mountain Gods Resort and Casino, issued on June 15, 2004, which is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2004                        Inn of the Mountain Gods Resort and Casino



                                     /s/ Richard W. Williams
                                     -------------------------------------------
                                     By: Richard W. Williams
                                         Its: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS

99.1 Press release dated June 15, 2004.